UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021 (December 7, 2021)

COVA ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40012	98-1572360
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

530 Bush Street, Suite 703
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 800-2289

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	COVAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	COVA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	COVAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 7, 2021, management and the audit committee of board of directors (the “Audit Committee”) of COVA Acquisition Corp. (the “Company”) concluded that the Company’s previously issued (i) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on June 1, 2021, (ii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the Securities and Exchange Commission (the “SEC”) on August 16, 2021, and (iii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 15, 2021 (collectively, the “Affected Periods”), should no longer be relied upon due to a reclassification of the Company’s temporary and permanent equity and resulting restatement of the initial carrying value of the Company’s Class A ordinary shares subject to possible redemption (and related changes). In addition, the audit report of WithumSmith+Brown, PC (“Withum”), the company’s independent registered public accounting firm, included in the Current Report on Form 8-K filed with the SEC on February 16, 2021 should no longer be relied upon. The reclassification has resulted from a determination by the Company’s management that the Class A ordinary shares issued in connection with its initial public offering can be redeemed or become redeemable subject to the occurrence of future events considered to be outside of the Company’s control. Therefore, the Class A ordinary shares subject to possible redemption should be valued at $10.00 per share and should not take into account the fact that a redemption of Class A ordinary shares cannot result in net tangible assets being less than $5,000,001.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the IPO (the “Trust Account”).

The Company will file an amendment to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, which will include the restated financial statements for the Affected Periods (the “Q3 Form 10-Q/A”), as described therein.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation with respect to such material weakness will be described in more detail in the Q3 Form 10-Q/A.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with Withum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2021	COVA ACQUISITION CORP.

	By:	/s/ Jun Hong Heng
	Name:	Jun Hong Heng
	Title:	Chief Executive Officer

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